ABERDEEN FUNDS

Supplement to the Aberdeen Funds Statement of Additional Information (“SAI”) DATED March 1, 2010, as amended.

The SAI is amended by replacing the section “Fund Administration” on pages 129 to 130 with the following:

Fund Administration

Under the terms of a Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  The Adviser is located at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to the Administrator, as set forth directly below, for the provision of services.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

•                  0.065% of the first $500 million in aggregate net assets of all Funds of the Trust; plus

•                  0.045% of aggregate net assets of all Funds of the Trust in excess of $500 million up to $2 billion; plus

•                  0.02% of the aggregate net assets of all Funds of the Trust in excess of $2 billion.

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust multiplied by $25,000.

Out of Pocket Expenses and Miscellaneous Charges

The Trust will also be responsible for out-of-pocket expenses and miscellaneous services fees and charges (including, but not limited to, the cost of the pricing services that the Administrator utilizes and any networking fees paid as out-of-pocket expenses) reasonably incurred by the Administrator or its subcontractors in providing services to the Trust.  All fees and expenses shall be paid by the Trust to the Administrator on behalf of the Funds.

The SAI is amended by replacing the section “Sub-Administrator, Transfer Agent and Fund Accountant” on page 133 with the following:

Transfer Agent

The Trust has entered into a Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219, a wholly owned subsidiary of Citibank, N.A., whereby Citi provides transfer agent and dividend disbursement agent services.

The SAI is amended by replacing the section “Custodian” on page 133 with the following:

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street Bank and Trust Company (“State Street”), State Street Financial Center, 1 Lincoln Street, Boston, Massachusetts 02111, whereby State Street provides custody and fund accounting services for the Funds.  The Adviser has also entered into a Sub-Administration Agreement with State Street whereby State Street will assist the Adviser in providing certain of the administration services for each of the Funds.  For the services provided by State Street to the Trust and the Adviser, the Trust and the Adviser each pay State Street an asset-based fee plus certain out-of-pocket expenses.

The SAI is amended by replacing the section “CDSC for Class C Shares” on page 144 with the following:

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of the Funds having Class C shares.  The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price.  The CDSC applies only to the lesser of the original investment or current market value.

THIS SUPPLEMENT IS DATED JUNE 1, 2010

Please keep this supplement for future reference.